Exhibit 99.1

 Precision Designed Science For Immunotherapy  Oncology Platforms and Clinical Data Summary  NASDAQ: PDSB | January 2023

 2  Certain information in this presentation may include forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; the success of the Company’s license agreements, including the potential for the clinical and nonclinical data available under the Company’s exclusive license agreement with Merck KGaA to aid in the development of the Versamune® platform; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control, including unforeseen circumstances or other disruptions to normal business operations arising from or related to COVID-19. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  Versamune® is a registered trademark, and Infectimune™ is a trademark of PDS Biotechnology Corporation  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA  Forward-Looking Statements  2

Company Overview

1. Clinical-stage Company developing proprietary targeted immunotherapies to treat cancer and infectious disease
2. Versamune® based platforms leverage the body's own defense systems to induce tumor-specific killer T cells to overcome immune suppression and attack cancer
3. Infectimune™ activates the immune system to induce pathogen-specific T cells and antibodies to protect against infectious disease
4. PDS0101 granted FDA Fast Track designation. Four Phase 2 clinical trials addressing multiple HPV-positive cancers. Safety and efficacy data have been reported in over 100 and 60 patients, respectively
5. Exclusive global license with Merck KGaA, Darmstadt, Germany for tumor targeting IL-12 fusion protein (PDS0301)
6. Clinical partnerships with Merck, MD Anderson Cancer Center, National Cancer Institute and Mayo Clinic
7. Cash as of September 30, 2022 - **$71.6M** cash runway to Q2 2024 with a potential registrational trial in 2023

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Oncology Platforms based on Independently Validated* Science with Translation to Humans

- **Proprietary Versamune® T cell activating platform**
  - Pure biologically active R-enantiomer of positively charged lipid that specifically activates the Type I Interferon signaling pathway known to be essential for effective T cell activation
  - Promotes antigen uptake by dendritic cells, promotes antigen processing, and presentation into MHC Class I (CD8+ T cells) and MHC Class II pathways (CD4+ T cells)

- **Tumor targeting cytokine (PDS0301)**
  - PDS0301 is a tumor-targeting fusion protein of IL-12 (IgG1 antibody-IL12) that can promote inflammation in tumors
  - The proprietary platform combination of Versamune® + cytokines down-regulates immune suppressive factors such as myeloid derived suppressor cells (MDSC)
  - In advanced refractory cancers the Versamune® -PDS0301 combination promotes tumor infiltration and proliferation of the Versamune® induced T cells in the tumors

PDS Biotechnology

*National Cancer Institute, University of Texas MD Anderson Cancer Center

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Phase 2 Clinical Data To Date

Versamune® Technology Platform: *In-vivo* tumor-specific killer (CD8+) T cell induction		
HPV-positive head and neck cancer: PDS0101 + KEYTRUDA® (standard of care) in patients whose cancer has returned or spread after treatment	**41%** (7/17) Objective response rate (ORR)[1]	**89%** survival at 9 months
Cervical cancer: PDS0101 + Chemoradiotherapy (standard of care) in patients with large localized tumors >5cm in the cervix and lymph nodes	**100%** (9/9) >60% shrinkage at midpoint **89%** (8/9) complete response (CR)	**0%** deaths from cancer or treatment at 1 year
Versamune® IL-12 Technology Platform: Overcomes cancer-induced immune suppression		
HPV-Associated cancers: PDS0101 + PDS0301 + Checkpoint inhibitor in patients who have failed all treatment options including checkpoint inhibitors (median survival reported 3-4 months)	**63%** (5/8) ORR in optimal dose group[2]	**21-month OS** (all dose groups)[2]
HPV-Associated cancers: PDS0101 + PDS0301 + Checkpoint inhibitor in patients whose cancer has returned or spread after treatment	**88%** (7/8) ORR[3] **38%** (3/8) CR	**75%** (6/8) survival at 27 months

[1]19% response rate with Keytruda monotherapy reported in KEYNOTE-048 study (CPS >1)

[2] Objective response rates in CPI refractory cancer reported to be <10%, and historical median survival is 3-4 months

[3]Obective response rates in HPV-positive cancer with pembrolizumab and nivolumab is <25% and overall survival of <12 months

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 Promotes clinically effective antigen-specific killer (CD8+) T cell induction   Versamune® Based T Cell Immunotherapies  6  PDS Biotech’s Versamune® technology platform has shown the ability to overcome a critical limitation of current immuno-oncology to induce active CD8+ T cells in vivo  In oncology clinical studies, the Versamune® based immunotherapies promote the in vivo induction of high quality and quantity of multi-functional, antigen-specific killer T-cells (CD8+) that specifically target and infiltrate the tumors  In Phase 2 clinical studies, the tumor infiltrating killer T cells have demonstrated the ability to target and kill the cancer cells leading to tumor shrinkage, delay in disease progression, and prolonged survival in patients with advanced cancer

PDS0101 + CRT Induce Clinical Efficacy with 100% (9/9) Response Rate in Cervical Cancer Patients Having Tumors Over 5cm

- ***Partner:*** THE UNIVERSITY OF TEXAS MD Anderson ~~Cancer~~ Center
- ***FDA approved standard of care:*** Chemo-radiotherapy (CRT)

Preliminary Results (Phase 2 Clinical Trial)

- Preliminary efficacy data (Society for Immunotherapy of Cancer (SITC) Conference, November 2022):
  - Clinical response with tumor shrinkage of over 60% at 1 month - 100% (9/9)
  - Complete response (No evidence of cancer) by day 170 - 89% (8/9)[1]
  - Majority of patients have Stage III and Stage IV cancer
  - 1-year overall survival – No patients have died from the cancer or treatment. One patient has died from an unrelated cause/event

[1]Residual traces of the cancer were detected in one patient who only received 3 of the schedule 5 doses of PDS0101
[2]In agreement with published preclinical findings that Versamune® promotes *in vivo* induction of the more potent, polyfunctional (multi-cytokine inducing) and tumor infiltrating killer T cells – *J. Immunology 2019; 202 (12): 3524-3536*

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PDS0101 Induces Tumor-Infiltrating CD8+ T cells & Elimination of Circulating Tumor DNA in High-Risk Cervical Cancer

PDS0101 induces multi-functional killer T cells (CD8+ T cells that induce granzyme-B)

The killer T cells target, infiltrate and eliminate the cervical cancer tumors

HPV16 tumor DNA in the blood circulation declines by day 170 (T5)

Representative Data Shown for Patient PDS05



Quantity of tumor cells circulating in the blood at start of treatment
30
25
20
15
10
5
0
HPV16 copies/ml plasma
45
40
35
30
25
20
15
10
5
0
Brush Granzyme B (%CD8)
T0
T1
T2
T3
T4
T4B
T5
Brush GrznB+ %CD8
HPV16 copies/ml plasma
Killer T cells that infiltrated the tumors

[1]Yoshida-Court et al,, IMMUNOCERV, an ongoing Phase II trial combining PDS0101, an HPV-specific T cell immunotherapy, with chemotherapy and radiation for treatment of locally advanced cervical cancers (NCT04580771); SITC 2022

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 PDS0101 + KEYTRUDA® Preliminary Phase 2 Data Shows 41% Response Rate vs. 19% in Published Results for CPI Monotherapy  9  Complete Response (CR)  Partial Response (PR)  Stable Disease (SD)  Progressive Disease (PD)  N=17 Subjects w/Imaging Data  Best Overall Response and % Change from Baseline by Investigator Assessment per RECIST 1.1  119% objective response rate with KEYTRUDA® monotherapy reported in KEYNOTE-048 study  212-month overall survival of 49% with KEYTRUDA® monotherapy reported in KEYNOTE-048 study   317% of patients had treatment related grade 3 and higher adverse events with KEYTRUDA® monotherapy reported in KEYNOTE-048 study  Objective response (% of patients with ≥ 30% tumor shrinkage) - 7/17 (41.1%)1  Clinical benefit (stable disease + objective response) – 13/17 (76.5%)  9-month overall survival rate – 87.2%2  No treatment related grade 3 and higher (serious) adverse events - 0/43 (0%)3   Fast Track Designation – June 2022

 Versamune® IL-12 (PDS0301) Platform Addresses Advanced, Refractory Cancers  10  In Phase 2 clinical trials PDS Biotech’s Versamune® IL-12 combination platform has shown the ability to overcome the I-O limitation of more broadly overcoming immune suppression in advanced cancer  Overcomes immune suppression in pre-treated cancer patients (100% failed chemo, 90% failed radiation treatments) including checkpoint inhibitor refractory patients leading to favorable tumor shrinkage and prolonged overall survival compared to published results with current therapies  In checkpoint inhibitor refractory patients with HPV-associated cancers, induction of multi-functional, HPV-specific CD8+ T cells was demonstrated in 79% (11/14) of patients  Increases in granzyme B (associated with active CD8+ T cells), IFN-γ, TNF-α, etc., signal a pro-inflammatory response and role in overcoming tumor immune suppression

PDS0101 + Higher PDS0301 dose + CPI Induces Tumor Shrinkage in Advanced CPI Refractory HPV16-Cancers

Responses Occurred Irrespective of Tumor Type



100
80
60
40
20
0
-20
-40
-60
-80
-100
Percentage Change
Baseline
4
8
12
16
20
24
28
32
36
40
44
48
52
56
60
64
68
72
76
80
Weeks

Best Overall Response

Active Against Diverse HPV16 Cancers



100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
Cervical
Anal
Vaginal/Vulvar
HNSCC*
Higher PDS0301 Dose

*HNSCC – head and neck squamous cell carcinomas

Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 2518.
Best Overall Response is defined by RECIST1.1

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1Objective response rates with standard of care < 10%  2No tumor shrinkage in HPV16-negative subjects (ASCO 2021) – Suggests critical role of PDS0101-induced HPV16-specific CD8+ T cells   3Historical median overall survival in the population is 3-4 months  12  Checkpoint inhibitor refractory patients  Efficacy data in HPV16-positive patients:   Objective response in optimal dose group (high dose PDS0301) - 5/8 (62.5%)1,2  Median overall survival (OS) is 21 months (all dose groups n=29)3  Checkpoint inhibitor naive patients  Interim data:   Objective response - 7/8 (87.5%)4  Percent of patients alive at median follow-up of 27 months – 6/8 (75.0%)5  PDS0101 HPV16-Targeted Immunotherapy  Partner:   Types of cancer included in the trial: Anal, cervical, head and neck, penile, vaginal, vulvar  Standard of care:   Checkpoint inhibitor (CPI) refractory - None   Recurrent, metastatic cancer (CPI naive) – Checkpoint inhibitors  PDS0101 + PDS0301 + CPI Showed Survival Benefit in Advanced HPV16-Cancers (Phase 2 Interim Data)  436% objective response with Keytruda + chemotherapy reported in KEYNOTE-048 study  512-month overall survival of 51% with KEYTRUDA® + chemotherapy reported in KEYNOTE-048 study

 136% objective response with Keytruda + chemotherapy reported in KEYNOTE-048 study  212-month overall survival of 51% with KEYTRUDA® + chemotherapy reported in KEYNOTE-048 study  373% treatment related grade 3 and higher adverse events with KEYTRUDA® + chemotherapy reported in KEYNOTE-048 study  13  Partner:   Types of cancer included in the trial: Anal, cervical, head and neck, penile, vaginal, vulvar  FDA approved standard of care for checkpoint inhibitor naïve patients: Checkpoint inhibitors e.g. OPDIVO ® (nivolumab), KEYTRUDA® (Pembrolizumab)1 and Checkpoint inhibitors plus chemotherapy1,2  Phase 2 Trial Interim Results  Safety results (Arms 1 & 2)3  24/50 (48%) of patients experienced grade 3 and higher adverse events  2/50 (4%) experienced grade 4 adverse events  PDS0101 + PDS0301 + Checkpoint Inhibitor Shows   Encouraging Safety Profile

 Next Steps Towards Registrational Trials and New Oncology Indications  14  VERSATILE-002 (PDS0101 + KEYTRUDA): FDA Fast Track; FDA alignment on key elements of a registrational trial; Protocol development in progress; Initiation anticipated 2023and/or   Triple Combination (PDS0101 + PDS0301 + CPI): Meeting with FDA in Q1 2023 to discuss registrational pathway and selection of preferred checkpoint inhibitor (CPI). Initiation anticipated late 2023 pending FDA feedback  PDS0103 + CPI +/- PDS0301: CPI naïve and refractory MUC1 associated cancers e.g. colon, breast, NSCLC, CRC, gall bladder, bladder, nasopharyngeal etc.; IND for Phase 1/2 anticipated 2023

 Precision Designed Science For Immunotherapy  Oncology Platforms and Clinical Data Summary  NASDAQ: PDSB | January 2023